Exhibit 10.12(a)
ALLEGHANY CORPORATION
2005 DIRECTORS’ STOCK PLAN
(amended as of December 31, 2008)
     1. PURPOSE. The purpose of the Alleghany Corporation 2005 Directors’ Stock Plan (the “Plan”) is to advance the interests of Alleghany Corporation (the “Company”) and its stockholders by attracting and retaining highly qualified individuals to serve as members of the Board of Directors (the “Board”) of the Company who are not employees of the Company or any of its subsidiaries, and to encourage them to increase their stock ownership in order to promote long-term stockholder value through ownership of the common stock, $1.00 par value, of the Company (“Common Stock”).
     2. ADMINISTRATION. The Plan shall be administered by the Board. The Board shall have all the powers vested in it by the terms of the Plan, such powers to include the authority (within the limitations described herein) to construe the Plan, to determine all questions arising thereunder and, subject to the provisions of the Plan, to adopt and amend such rules and regulations for the administration of the Plan as it may deem desirable. Any decision of the Board in the administration of the Plan shall be final and conclusive. The Board may authorize any one or more of their number or any officer of the Company to exercise the Board’s power over the day-to-day administration of the Plan, including executing and delivering documents on behalf of the Company.
     3. ANNUAL GRANT OF OPTIONS AND RESTRICTED STOCK. Each year, as of the first business day following the conclusion of the Company’s annual meeting of stockholders (the “Annual Meeting”), each individual who was elected, reelected or continues as a member of the Board and who is not an employee of the Company or any subsidiary (a “Non-Employee Director”) shall automatically be granted (a) an option to purchase five hundred shares of Common Stock (an “Option”), on the terms and subject to the conditions in Section 4, and (b) two-hundred and fifty shares of Common Stock, subject to the potential forfeiture and restrictions on transfer in Section 5 (the “Restricted Stock”).
     4. OPTIONS.
     (a) Each Option granted under the Plan shall be evidenced by an agreement (an “Option Agreement”) which shall entitle the holder to purchase during its term the Common Stock subject to the Option at an exercise price per share equal to the Fair Market Value of Common Stock on the date such Option is granted. The term of any Option shall be determined by the Board, but in no event shall any Option be exercisable more than ten years after the date on which it was granted. The term “Fair Market Value” shall mean the average of the high and the low sales prices of Common Stock on the date the Option is granted, as reported on the New York Stock Exchange Composite Transactions Tape or, if no sales of Common Stock are reported on the New York Stock Exchange Composite Transactions Tape on that date, the average prices on the last preceding date on which sales of Common Stock were reported on the New York Stock Exchange Composite Transactions Tape.

     (b) Each Option shall not be exercisable before the expiration of one year from its date of grant and may be exercised during its term as follows: one-third (33 1/3 percent) of the total number of shares of Common Stock covered by the Option shall become exercisable each year beginning with the first anniversary of the date the Option is granted; provided that if the Non-Employee Director resigns as a director prior to the date of the Company’s next succeeding Annual Meeting following the date the Option was granted (the “Next Annual Meeting”), the Option shall terminate simultaneously with his resignation, and if the Non-Employee Director ceases to be a director prior to the Next Annual Meeting for any reason other than resignation prior to the Next Annual Meeting, the Option shall automatically become immediately exercisable in full. If any Non-Employee Director shall cease to be a director for reasons other than death while holding an Option that has not terminated or expired and has not been fully exercised, such Non-Employee Director (or his permitted transferees) at any time within one year of the date he ceased to be a director but not thereafter (and in no event after the Option has expired), may exercise the Option with respect to any shares of Common Stock as to which he has not exercised the Option on the date he ceased to be a director and if any Non-Employee Director to whom an Option has been granted shall die while holding an Option (or while the Non-Employee Director’s permitted transferees are holding such Option) that has not been fully exercised, his executor, administrator, heirs, distributes or permitted transferees, as the case may be, at any time within one year of the date of such Non-Employee Director’s death but not thereafter (and in no event after the Option has expired) may exercise the Option with respect to any shares of Common Stock as to which the Non-Employee Director could have exercised the Option at the time of his death. Notwithstanding the foregoing, if a Non-Employee Director ceases to serve as a director after the Annual Meeting on or next following the date that the Non-Employee Director attains age 72, the Non-Employee Director (or his permitted transferees or in the event of his death, his executors, administrators, heirs or distributees, as the case may be), may exercise the Option with respect to any shares of Common Stock as to which the Non-Employee Director could have exercised the Option at the time he ceased to be a director at any time during the remaining term of the Option (but in no event after the Option has expired).
     (c) Payment in full of the exercise price for the Common Stock acquired upon exercise of an Option shall be due at the time the Option is exercised, with such payment being made in cash, by tendering shares of Common Stock already owned by the person exercising the Option and having a fair market value equal to the exercise price applicable to the shares of Common Stock being acquired upon exercise of the Option or by any combination thereof in accordance with such procedures as may be established by the Board. In addition, the Board may permit the payment of the exercise price upon exercise of the Option by allowing the Non-Employee Director to direct the Company to withhold that number of shares of Common Stock that would be acquired upon exercise of the Option having a fair market value equal to the exercise price.
     (d) Option Agreements shall be in such form as the Board may from time to time approve, and the provisions governing Options need not be the same with respect to each Non-Employee Director. Option Agreements shall be subject to the terms and conditions set forth in this Plan and may contain such additional terms and conditions, not inconsistent with the provisions of this Plan, as the Board shall deem desirable. The Board may amend the terms of any Option Agreement, prospectively or retroactively, but no such amendment shall materially and adversely affect any right of any Non-Employee Director without his consent. Except as provided in Section 7, the Board shall not have the authority to cancel any outstanding Option and issue a new Option in its place with a lower exercise price.
     (e) A Non-Employee Director to whom an Option is granted (and any person succeeding to such Non-Employee Director’s rights pursuant to the Plan) shall have no rights as a stockholder with respect to any shares of Common Stock issuable pursuant to any such Option until the date of the issuance of a stock certificate to him for such shares. Except as provided in Section 7, no adjustment shall be made for dividends, distributions or other rights (whether ordinary or extraordinary, and whether in cash, securities or other property) for which the record date is prior to the date such stock certificate is issued.
     (f) No Option or any right or interest therein shall be assignable or transferable except, in the event of the Non-Employee Director’s death, by will or the laws of descent and distribution. Notwithstanding the foregoing, the Board may, in its discretion, provide that an Option may be transferable, without consideration, to a Non-Employee Director’s immediate family members (i.e., children, grandchildren or spouse), to trusts for the benefit of such immediate family members and to partnerships or limited liability companies in which the only partners or members, as the case may be, are the Non-Employee Director and the Non-Employee Director’s immediate family members. The Board may impose such terms and conditions on such transferability as it may deem appropriate.
     5. RESTRICTED STOCK.
     (a) Restricted Stock granted under the Plan shall be issued for no consideration but shall be forfeited to the Company (without the payment of any consideration) if the Non-Employee Director resigns from the Board prior to the Next Annual Meeting. In addition, Restricted Stock shall not be sold, assigned, pledged or transferred to any person until the third anniversary of the date the Restricted Stock is granted; provided that the Restricted Stock shall automatically cease to be subject to the foregoing restrictions on sale, assignment, pledge or transfer upon the director’s death prior to the Next Annual Meeting or, subsequent to the Next Annual Meeting, upon the date the Non-Employee Director ceases to be a director for any reason.
     (b) The Non-Employee Director to whom Restricted Stock is issued will have the customary rights of a stockholder with respect to such shares of Common Stock, including the right to vote the shares of Common Stock and to receive cash dividends paid thereon. Prior to the date the Restricted Stock ceases to be subject to the restrictions on sale, assignment, pledge or transfer in Section 5(a), dividends paid on such Common Stock in the form of additional shares of Common Stock or as securities or other property shall be subject to the same risk of forfeiture and other restrictions as the underlying shares of Common Stock with respect to which the dividend was paid.

     (c) Any Restricted Stock issued under the Plan may be evidenced in such manner as the Board in its sole discretion shall deem appropriate, including, without limitation, book-entry registration or by the issuance of a stock certificate or certificates. In the event any stock certificate is issued in respect of Restricted Stock, such certificate shall be registered in the name of the Non-Employee Director, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock.
     (d) In lieu of the issuance of Common Stock as Restricted Stock, the Board may provide for or permit the grant of unfunded, bookkeeping units having a value equal to the value of, and being subject to the same terms and restrictions applicable to, Restricted Stock. At the time of payment, the then-current value of Common Stock times the number of units (as adjusted for any dividends paid on such Common Stock, whether in cash or in the form of additional shares of Common Stock or as securities or other property) will be payable in cash or shares of Common Stock or a combination thereof. Any such bookkeeping units may be established under, and paid pursuant to, a plan that is a supplement to, or that is separate from, this Plan (and may contain other terms, conditions and provisions in addition to, but not inconsistent with, this Plan), but any Common Stock represented by such bookkeeping units shall be treated for purposes of Section 6 as Restricted Stock issued under this Plan.
     6. AVAILABLE SHARES OF COMMON STOCK. There may be issued under the Plan pursuant to the exercise of Options and granted as Restricted Stock an aggregate of not more than 50,000 shares of Common Stock, subject to adjustment as provided in Section 7.
     7. DILUTION AND OTHER ADJUSTMENTS. In the event of any corporate transaction involving the Company (including, without limitation, any subdivision or combination or exchange of the outstanding shares of Common Stock, stock dividend, stock split, spin-off, split-off, recapitalization, capital reorganization, liquidation, reclassification of shares of Common Stock, merger, consolidation, extraordinary cash distribution, or sale, lease or transfer of substantially all of the assets of the Company), the number or kind of shares that may be issued under the Plan as Options and Restricted Stock pursuant to Section 3 and in the aggregate under Section 6 shall be automatically adjusted to give effect to the occurrence of such event, and the number or kind of shares subject to, or the Option price per share under, any outstanding Option shall be automatically adjusted so that the proportionate interest of the Non-Employee Director (and any person succeeding to such Non-Employee Director’s rights pursuant to the Plan) shall be maintained as before the occurrence of such event; such adjustment in outstanding Options shall be made without change in the total Option exercise price applicable to the unexercised portion of such Options and with a corresponding adjustment in the Option exercise price per share, and such adjustment shall be conclusive and binding for all purposes of the Plan. In the event that bookkeeping units have been established in lieu of Restricted Stock, such bookkeeping units shall be subject to adjustment to the same extent as Restricted Stock.
     8. AMENDMENT OR TERMINATION. The Board, without the consent of any Non-Employee Director, may at any time terminate or from time to time amend the Plan in whole or in part, including, without limitation, to increase or decrease the number of shares of Common Stock granted as an Option or as Restricted Stock in Section 3; provided, however, that no such action shall adversely affect any rights or obligations with respect to any Options or Restricted Stock granted under the Plan; and provided, further, that no amendment, without further approval by the stockholders of the Company in accordance with Section 10 below, shall (i) increase the aggregate number of shares subject to the Plan (other than increases pursuant to Section 7), (ii) extend the period during which Options or Restricted Stock may be granted under the Plan, (iii) increase the maximum term for which Options may be exercised under the Plan, (iv) decrease the exercise price at which Options may be granted under the Plan (other than pursuant to Section 7), or (v) modify the requirements for eligibility to participate in the Plan.
     9. MISCELLANEOUS PROVISIONS.
     (a) Nothing in the Plan shall be deemed to create any obligation on the part of the Board to nominate any director for re-election by the Company’s stockholders or to limit the rights of the stockholders to remove any director. Except as expressly provided for in the Plan, no Non-Employee Director or other person shall have any claim or right to be granted an Option or Restricted Stock under the Plan.
     (b) The Company shall have the right to require, prior to the issuance of any shares of Common Stock pursuant to the Plan, the payment of, or provision by, a Non-Employee Director of any taxes required by law to be withheld with respect to the issuance of such shares. The Board shall be authorized to establish procedures for elections by Non-Employee Directors to satisfy such withholding taxes by delivery of, or directing the Company to retain, shares of Common Stock.
     (c) The obligation of the Company to issue shares of Common Stock upon the exercise of Options or as Restricted Stock shall be subject to the satisfaction of all applicable legal and securities exchange requirements, including, without limitation, the provisions of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. The Company shall endeavor to satisfy all such requirements in such a manner as to permit at all times the exercise of all outstanding Options in accordance with their terms, and to permit the issuance and delivery of shares of Common Stock as Restricted Stock.
     (d) No shares of Common Stock shall be issued hereunder unless counsel for the Company shall be satisfied that such issuance will be in compliance with applicable federal, state and other securities laws.
     (e) Shares of Common Stock issued under the Plan may be original issue shares of Common Stock, treasury stock, shares of Common Stock purchased in the open market or otherwise.
     10. EFFECTIVE DATE; TERM. The Plan shall become effective when approved at a meeting of stockholders by a majority of the voting power of the voting stock (all as defined in the Company’s Restated Certificate of Incorporation) present in person or represented by proxy and entitled to vote at such meeting. The Plan shall terminate at the close of business on December 31, 2009, unless sooner terminated by action of the Board. No Option or Restricted

Stock may be granted hereunder after termination of the Plan, but such termination shall not affect the validity of any Option or Restricted Stock theretofore granted.
     11. LAW GOVERNING. The validity and construction of the Plan and any agreements entered into thereunder shall be governed by the laws of the State of New York, but without regard to the conflict laws of the State of New York except to the extent that such conflict laws require application of the laws of the State of Delaware.